Exhibt 10.1
Execution Copy
FIRST AMENDMENT
TO
AMENDED & RESTATED CREDIT AGREEMENT
          THIS FIRST AMENDMENT TO AMENDED & RESTATED CREDIT AGREEMENT (this “First Amendment”) dated as of March 22, 2006, relates to that certain Amended and Restated Credit Agreement dated as of December 19, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among NMHG Holding Co., a Delaware corporation (“NMHG Holding”), NACCO Materials Handling Group, Inc., a Delaware corporation (“NMHG”), NACCO Materials Handling Limited (company number 02636775), incorporated under the laws of England and Wales (the “UK Borrower”), NACCO Materials Handling B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (together with NMHG Holding, NMHG and the UK Borrower, the “Borrowers”), the financial institutions from time to time a party thereto as Lenders, whether by execution of the Credit Agreement or an Assignment and Acceptance (as defined therein), the financial institutions from time to time party thereto as Issuing Bank, whether by execution of the Credit Agreement or an Assignment and Acceptance or otherwise, Citicorp North America, Inc., a Delaware corporation, in its capacity as administrative agent for the Lenders and the Issuing Bank thereunder (with its successors and permitted assigns in such capacity, the “Administrative Agent”), and Citigroup Global Markets Inc. as sole lead arranger and sole bookrunner.
          1. Definitions. Capitalized terms defined in the Credit Agreement and not otherwise defined or redefined herein have the meanings assigned to them in the Credit Agreement.
          2. First Amendment Effective Date Amendments to Credit Agreement. Upon the “First Amendment Effective Date” (as defined in Section 6 below), the Credit Agreement is hereby amended as follows:
          2.1 Amendment to Preamble. The preamble is hereby amended by deleting the parenthetical “(“NMHG Holding”)” in its entirety and replacing it with “(together with its permitted successors and assigns hereunder, “NMHG Holding”)”.
          2.2 Amendments to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:
     (a) by amending the definition of “Additional Assets” to add the following at the end of clause (a) thereof: “including materials and labor used to rebuild or restore Property damaged or lost due to an event of casualty, or to replace Property taken pursuant to a condemnation proceeding,”;
     (b) by amending the definition of “Australian Subsidiaries” to (i) delete the term “NMHG Australia Holdings Pty Ltd.” in its entirety and replace it with the term “NMHG Australia Holding Pty Ltd.”, and (ii) add the term “Trentcorp Pty. Limited,”
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after the term “LTC Forklift Rentals Pty Limited.,” and prior to the phrase “and any other Foreign Subsidiaries”;
     (c) by deleting the definition of “Change of Control” in its entirety and substituting the following in its stead:
“Change of Control” means any of the following shall occur:
(a) any Person or group of Persons (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act) other than one or more Permitted Holders, is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 promulgated by the Commission under said Act), either directly or indirectly, of twenty-five percent (25%) or more of the total voting power of the outstanding Voting Stock of any Relevant Person; provided, however, that the Permitted Holders beneficially own (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act), directly or indirectly, in the aggregate a lesser percentage of the total voting power of the Voting Stock of such Relevant Person than such other person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of such Relevant Person;
(b) individuals who on the Closing Date constituted the Board of Directors of any Relevant Person (together with any new directors whose election by such Board of Directors of such Relevant Person or whose nomination for election by the stockholders of such Relevant Person was approved by the Permitted Holders or by a vote of a majority of the directors of such Relevant Person then still in office who were either directors on the Closing Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of such Relevant Person then in office;
(c) the adoption of a plan relating to the liquidation or dissolution of any Credit Party or Relevant Person (other than to the extent permitted in Section 9.09);
(d) the merger or consolidation of any Credit Party with or into another Person or the merger of another Person with or into any Credit Party, or the sale of all or substantially all the assets of any Credit Party to another Person, other than a transaction permitted by Section 9.02 and 9.09;
(e) prior to the Funding Date, the occurrence of a “Change of Control” under (and as defined in) the Senior Note Indenture; or
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(f) one hundred percent (100%) of the Capital Stock of any Borrower ceasing to be owned (directly or indirectly) by NMHG Holding or Hyster-Yale, other than to the extent permitted by Section 9.02(c) and 9.09, or one hundred percent (100%) of the Capital Stock of any Borrower ceasing to be pledged to the Administrative Agent pursuant to a Pledge Agreement.
     (d) by amending the definition of “Consolidated EBITDA” by adding the following clause (b)(xi) after clause (b)(x) thereof and prior to the terms “minus (c)”:
, and (xi) cash and non-cash charges arising out of the redemption of Senior Notes
     (e) by deleting the definition of “Distribution Property”; and
     (f) by adding the following definitions of “Distribution Subsidiary”, “Hyster-Yale”, “NMHG Holding Company Merger”, “Relevant Person” and “Restructuring” in proper alphabetical order:
“Distribution Subsidiary” means any Subsidiary as of the Closing Date of NMHG Distribution B.V. or Hyster Singapore Pte Ltd.
“Hyster-Yale” means Hyster-Yale Materials Handling, Inc, a Delaware corporation, together with its successors and assigns.
“NMHG Holding Company Merger” means the merger or consolidation of NMHG Holding with and into Hyster-Yale or NMHG, in each case in accordance with Section 9.09.
“Relevant Person” means each of (a) NMHG, UK Borrower and Netherlands Borrower, (b) until an NMHG Holding Company Merger, NMHG Holding, (c) after an NMHG Holding Company Merger where Hyster-Yale is the surviving entity, Hyster-Yale, and (d) prior to a Restructuring, Parent.
“Restructuring” means one or more transactions which would not cause a Change of Control with respect to any Relevant Person other than the Parent, the result of which is that the Parent no longer owns any Capital Stock issued by NMHG Holding, Hyster-Yale, or any Borrower.
          2.3 Amendments to Section 6.01. Section 6.01 of the Credit Agreement is hereby amended as follows:
     (a) by amending Section 6.01(a)(i) by deleting the phrase “, and NMHG Distribution has no account debtors located in the states of New Jersey or Minnesota”;
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     (b) by deleting Section 6.01(q) in its entirety and substituting the following in its stead:
(q) Foreign Employee Benefit Matters. Each Foreign Employee Benefit Plan is in compliance in all material respects with all laws, regulations and rules applicable thereto and the respective requirements of the governing documents for such Plan. Each Foreign Employee Benefit Plan intended to qualify for the most favorable tax and accounting treatment available in respect of it is so qualified. With respect to any Foreign Pension Plan with a defined benefit element not wholly covered by insurance maintained or contributed to by any Borrower or Borrower Subsidiary, the most recent valuation for such plan has been disclosed. Contributions to such Foreign Pension Plan are being made at the rate recommended by actuarial advice with a goal to eliminate any funding deficits disclosed in such valuations over a 14 year period, and no Borrower or Borrower Subsidiary, or trustee has taken nor will take, any action which would materially increase any such deficit unless compelled to do so in compliance with legislation. With respect to any Foreign Employee Benefit Plan maintained or contributed to by any Borrower or any Borrower Subsidiary (other than a Foreign Pension Plan), reasonable reserves have been established in accordance with prudent business practice or where required by best accounting practices in the jurisdiction in which such Plan is maintained having regard to tax legislation. The aggregate unfunded liabilities, after giving effect to any reserves for such liabilities, with respect to such Plans will not result in a material liability. There are no actions, suits or claims (other than routine claims for benefits) pending or, to the best knowledge of the Borrowers, threatened against any Borrower, any Borrower Subsidiary or any ERISA Affiliate with respect to any Foreign Employee Benefit Plan.
          2.4 Amendment to Section 7.01. Section 7.01 is hereby amended by deleting Section 7.01(f) in its entirety and substituting the following in its stead:
(f) Business Plans; Financial Projections. (i) Not later than March 31st of each Fiscal Year, and containing substantially the same types of financial information contained in the Initial Projections, the annual business plan for NMHG Holding and its Subsidiaries for such Fiscal Year and for each month in such Fiscal Year, and (ii) not later than June 30th of each Fiscal Year, the annual long-range business forecast of NMHG Holding and its Subsidiaries for each succeeding Fiscal Year, up to and including the Fiscal Year during which it is anticipated that the Obligations
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shall be Paid In Full, containing a consolidated balance sheet, income statement and statement of cash flow.
          2.5 Amendments to Articles VIII. Article VIII is hereby amended as follows:
     (a) by amending Section 8.01 by adding the following phrase at the beginning thereof: “Except as permitted under Section 9.09”; and
     (b) by amending Section 8.04 by (i) deleting the reference in the first clause (b) therein to “five days” and substituting it with a reference to “fifteen days”, and (b) deleting clause (iii) thereof in its entirety and substituting the following in its stead:
(iii) during the period of such contest, the enforcement and ability of any taxing authority to force payment of any contested item or to impose a Lien (other than any Customary Permitted Lien as defined in clause (a) of the definition thereof) with respect thereto is effectively stayed.
          2.6 Amendments to Article IX. Article IX is hereby amended as follows:
     (a) by amending Section 9.01 by deleting the word “and” at the end of clause (r) thereof, and deleting clause (s) thereof in its entirety and substituting the following in its stead:
(s) Indebtedness arising from unsecured Indebtedness arising from unsecured intercompany loans borrowed for the use in any Credit Party or Borrower Subsidiary’s business and operations in the People’s Republic of China not to exceed, with Investments permitted under Section 9.04(j), $12,000,000 in principal amount outstanding at any time; and
(t) in addition to the Indebtedness permitted by clauses (a) through (s) above, other unsecured Indebtedness, in an aggregate principal amount not to exceed $15,000,000 at any time outstanding.
     (b) by amending Section 9.02(b) by deleting clause (iv) thereof in its entirety and substituting the following in its stead:
(iv) such sale is of the assets or Capital Stock of any Distribution Subsidiary; or
     (c) by amending Section 9.04 by (i) deleting the period at the end thereof and replacing it with “; and”, and (ii) inserting the following Section 9.04(j) immediately thereafter:
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(j) Investments in the business and operations of the Credit Parties and Borrower Subsidiaries in the People’s Republic of China not to exceed, with Indebtedness permitted under Section 9.01(r), $12,000,000.
     (d) by amending Section 9.06(a) by deleting it in its entirety and substituting the following in its stead:
(a) Restriction on Dividends. Neither NMHG Holding, Hyster-Yale nor NMHG may make any cash dividend or other distribution, direct or indirect, on account of any shares of, or interests in, any class of Capital Stock of such Person (a “Dividend”), except NMHG Holding, Hyster-Yale and NMHG may make Dividends in any Fiscal Year in an aggregate amount (without duplicating Dividends made by NMHG to Hyster-Yale and subsequently made by Hyster-Yale to NMHG Holding) not to exceed (i) $5,000,000 so long as after giving effect to such Dividend, aggregate Availability will be in excess of $50,000,000, and prior to a Restructuring, no Bankruptcy Event with respect to the Parent has occurred and is continuing plus (ii) fifty percent (50%) of an amount equal to (x) Consolidated Net Income for the immediately preceding Fiscal Year less (y) $10,000,000, so long as after giving effect to such Dividend, the outstanding principal amount of Loans is equal to or less than Unrestricted Cash On Hand; provided, that no Dividend shall be permitted in each case of clause (i) and (ii), if (A) a Default or Event of Default has occurred or is continuing, or after giving effect to such Dividend, a Default or Event of Default would occur or be continuing, or (B) as of the end of the most recent fiscal quarter, the Leverage Ratio is greater than 3.0x.
     (e) by amending Section 9.06(b)(iii) by deleting the reference therein to “$3,000,000” and substituting “$5,000,000” in its stead;
     (f) by deleting Section 9.09(b) in its entirety and substituting the following in its stead:
(b) for a merger of (i) a Domestic Credit Party into a Domestic Borrower or a Foreign Credit Party into a Multicurrency Borrower, (ii) a Guarantor into another Guarantor, or (iii) any other Borrower Subsidiary into another Borrower Subsidiary, provided that if the non-surviving entity was a Pledged Entity, the Capital Stock of such surviving entity shall be pledged to the Administrative Agent in accordance with Section 9.07 as if such surviving entity is a newly acquired entity; (it being agreed and understood that after giving effect to any merger, involving NMHG Holding or Hyster-
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Yale, all of the Capital Stock of NMHG shall have been pledged to the Administrative Agent pursuant to the Pledge Agreement); provided further, if the non-surviving entity had pledged the Capital Stock of a Pledged Entity, the Person owning such Capital Stock of such Pledged Entity following such merger shall execute and deliver a Pledge Agreement pledging such Capital Stock of the Pledged Entity to the Administrative Agent; provided that the documents governing such merger are satisfactory to the Administrative Agent.
     (g) by amending Section 9.13 by deleting it in its entirety and substituting the following in its stead:
Constituent Documents. Other than in connection with a transaction permitted pursuant to Section 9.09, no Borrower shall, nor shall permit any Credit Party or Borrower Subsidiary to, amend, modify or otherwise change any of the terms or provisions in any of their respective Constituent Documents as in effect on the Closing Date, except to the extent doing so will not materially and adversely effect the rights of the Lenders, provided, that no Credit Party may change its name other than in accordance with the applicable Security Agreement.
          2.7 Amendments to Section 12.07. Section 12.07 of the Credit Agreement is hereby amended as follows:
     (a) by amending clause (a) thereof by deleting the last sentence thereof in its entirety; and
     (b) by adding the following clause (e) in the proper alphanumerical order thereof:
Effectiveness of Resignation. The resignation of the Administrative Agent shall be effective immediately upon the acceptance by a successor Administrative Agent of appointment pursuant to this Section 12.07. However, if either (i) upon the date of any resignation by the Administrative Agent determining, in its sole discretion, that being such Administrative Agent poses a conflict of interest for such institution or (ii) otherwise within forty-five (45) days after written notice is given of the retiring Administrative Agent’s resignation under this Section 12.07 no successor Administrative Agent shall have been appointed and shall have accepted such appointment, then on (x) the circumstance described in clause (i) above, the date of such resignation of, and (y) otherwise such 45th day, (A) the retiring Administrative Agent’s resignation shall become effective, (B) the retiring Administrative Agent shall thereupon be discharged from its duties
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and obligations under the Loan Documents and (C) the Required Lenders shall thereafter perform all duties of the retiring Administrative Agent under the Loan Documents until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.
          3. Representations and Warranties. The Borrowers hereby represent and warrant to each Lender, each Issuing Bank and the Administrative Agent that (a) all of the representations and warranties of the Borrowers and the Borrower Subsidiaries in the Credit Agreement and in any other Loan Document are true and correct in all material respects on and as of the First Amendment Effective Date as though made to each Lender, each Issuing Bank and the Administrative Agent on and as of such date (other than representations and warranties which expressly speak as of a different date, which representations shall be made only on such date) and (b) as of the First Amendment Effective Date, no Event of Default or Default has occurred and is continuing.
          4. First Amendment Effective Date. This First Amendment shall become effective as of the date first above written (the “First Amendment Effective Date”) upon the satisfaction of the following conditions:
          4.1 The Administrative Agent shall have received counterparts hereof executed by the Borrowers, the Administrative Agent and each Lender;
          4.2 Each of the representations and warranties contained in this First Amendment shall be true and correct in all material respects on and as of the First Amendment Effective Date;
          4.3 As of the First Amendment Effective Date, no Event of Default or Default shall have occurred and be continuing; and
          4.4 The Borrowers shall have reimbursed the Administrative Agent for the reasonable fees, costs and expenses incurred by or owing to it in connection with this First Amendment, and all other outstanding fees and expenses incurred prior to the First Amendment Effective Date, in each case which are payable under Section 14.02 of the Credit Agreement.
          5. Miscellaneous.
          5.1 This First Amendment is a Loan Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.
          5.2 On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except to the extent specifically amended or modified hereby, all of the terms of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.
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          5.3 The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Issuing Bank or the Administrative Agent under the Credit Agreement or any of the Loan Documents, nor obligate any Lender, the Issuing Bank or the Administrative Agent to agree to similar amendments in the future.
          6. Counterparts; Facsimile Delivery. This First Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
          7. GOVERNING LAW. THIS FIRST AMENDMENT, AND ALL ISSUES RELATING TO THIS FIRST AMENDMENT, INCLUDING THE VALIDITY, ENFORCEABILITY, INTERPRETATION OR CONSTRUCTION OF THIS FIRST AMENDMENT OR ANY PROVISION HEREOF, SHALL BE GOVERNED BY, AND SHALL BE DETERMINED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[Signature pages follow]
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          IN WITNESS WHEREOF, the Administrative Agent, the Issuing Bank, the Lenders and the Borrowers have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

NMHG HOLDING CO.
By:	/s/ Jeffrey C. Mattern
	Name:	Jeffrey C. Mattern
	Title:	Treasurer

NACCO MATERIALS HANDLING GROUP, INC.
By:	/s/ Jeffrey C. Mattern
	Name:	Jeffrey C. Mattern
	Title:	Treasurer

NACCO MATERIALS HANDLING LIMITED
By:	/s/ Jeffrey C. Mattern
	Name:	Jeffrey C. Mattern
	Title:	Treasurer

NACCO MATERIALS HANDLING B.V.
By: NACCO MATERIALS HANDLING GROUP, LTD.,
its Managing Director
By:	/s/ Jeffrey C. Mattern
	Name:	Jeffrey C. Mattern
	Title:	Treasurer

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First Amendment to
NMHG A&R Credit Agreement

CITICORP NORTH AMERICA, INC., as Administrative Agent, as Issuing Bank, as Swing Loan Bank and as a Domestic Lender
By:	/s/ Miles D. McManus
	Name:	Miles D. McManus
	Title:	Authorized Signatory

CITIBANK INTERNATIONAL PLC, as Multicurrency Lender and as Overdraft Line Bank
By:	/s/ Miles D. McManus
	Name:	Miles D. McManus
	Title:	Authorized Signatory

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GENERAL ELECTRIC CAPITAL CORPORATION, as a Domestic Lender
By:	/s/ Dwayne L. Coker
	Name:	Dwayne L. Coker
	Title:	Duly Authorized Signatory

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U.S. BANK NATIONAL ASSOCIATION, as a Domestic Lender
By:	/s/ Scott J. Bell
	Name:	Scott J. Bell
	Title:	Senior Vice President

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KEYBANK NATIONAL ASSOCIATION, as a Domestic Lender
By:	/s/ Nadine M. Eames
	Name:	Nadine M. Eames
	Title:	Vice President

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WELLS FARGO FOOTHILL, INC., as a Domestic Lender
By:	/s/ Patrick McCormack
	Name:	Patrick McCormack
	Title:	Assistant Vice President

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NMHG A&R Credit Agreement

GMAC COMMERCIAL FINANCE LLC, as a Domestic Lender
By:	/s/ Christopher Gauch
	Name:	Christopher Gauch
	Title:	Vice President

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NMHG A&R Credit Agreement